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          [LOGO OF FUND FOR GOVERNMENT INVESTORS, INC. APPEARS HERE]
                              A MONEY MARKET FUND
                                 ANNUAL REPORT
                               December 31, 1995
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Dear Shareholders:

     Fund for Government Investors, Inc. ended the year with net assets of $577.2 million on December 31, 1995, an increase of $53 million for the year. Net income averaged 4.93% of net assets for the year.

     After the Federal Reserve raised interest rates for more than a year, the economy started to show signs of slowing in 1995. The slowing economy prompted the Federal Reserve to reverse its course and reduce short-term rates in July by 25 basis points and again in December by an additional 25 basis points. This reduction in short-term rates brought the Federal funds' rate down to 5.50%.


     The near term outlook continues to look sluggish with no recession anticipated in 1996. With low inflation and continued slow growth, expectations are that the Federal Reserve will again lower interest rates in 1996. Also during the year, we expect the Administration and Congress to reach a balanced budget agreement which should bode well for the economy.

     Going forward, Fund for Government Investors, Inc. will continue its conservative investment philosophy, and as always, safety of assets will be our primary concern. Thank you for your continued support.


/s/ Daniel L. O'Connor                      /s/ Richard J. Garvey
------------------------                    --------------------------
Daniel L. O'Connor                          Richard J. Garvey
Chairman of the Board                       President





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    4922 Fairmont Avenue Bethesda, Maryland 20814 800-621-7874 301-657-1517

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                      FUND FOR GOVERNMENT INVESTORS, INC.
                            STATEMENT OF NET ASSETS

                               December 31, 1995

 PAYABLE AT                      MATURITY                    YIELD AT DATE                 VALUE
  MATURITY                         DATE                     OF PURCHASE (%)               (NOTE 1)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
UNITED STATES TREASURY BILLS
$ 25,000,000  .........      January  4, 1996 ..............      5.47 ................. $ 24,988,916
  50,000,000  .........      January 11, 1996 ..............      5.44 .................   49,926,528
  50,000,000  .........      January 18, 1996 ..............      5.42 .................   49,875,510
  50,000,000  .........     February  1, 1996 ..............      5.40 .................   49,773,743
  75,000,000  .........     February  8, 1996 ..............      5.49 .................   74,577,118
  75,000,000  .........     February 15, 1996 ..............      5.56 .................   74,492,812
  50,000,000  .........     February 22, 1996 ..............      5.49 .................   49,614,333
  25,000,000  .........     February 29, 1996 ..............      5.46 .................   24,782,233
  50,000,000  .........        March  7, 1996 ..............      5.30 .................   49,527,000
  50,000,000  .........        March 14, 1996 ..............      5.31 .................   49,475,819
  25,000,000  .........        March 21, 1996 ..............      5.16 .................   24,721,111
  25,000,000  .........        March 28, 1996 ..............      4.94 .................   24,709,396
  23,000,000  .........     December 12, 1996 ..............      5.20 .................   21,919,040
------------                                                                             ------------
$573,000,000                    Total Investments -- 98.47% (Cost $568,383,559*)          568,383,559
============
                                Other Assets less Liabilities -- 1.53%                      8,810,872
                                                                                         ------------
                                Net Assets -- 100.0%                                     $577,194,431
                                                                                         ============
                                Net Asset value per share
                                (Based on 577,194,431
                                shares outstanding)                                            $1.00
                                                                                               =====

              *Same cost is used for Federal income tax purposes.

                Weighted Average Maturity of Portfolio: 57 Days

                      See Notes to Financial Statements.






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                                     - 2 -
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                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1995

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS:

INVESTMENT INCOME (Note 1)        ................................. $31,976,884

EXPENSES
 Investment Advisory Fee (Note 2) .................. $2,787,502
 Administrative Fee (Note 2)      ..................  1,409,761       4,197,263
                                                     ----------     -----------
NET INVESTMENT INCOME             ................................. $27,779,621
                                                                    ===========




                      See Notes to Financial Statements.









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                                     - 3 -

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                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Year Ended
                                                        December 31,
                                               --------------------------------
                                                    1995             1994
                                               ---------------  ---------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS
AND DECLARED AS DIVIDENDS TO
SHAREHOLDERS (Note 1)......................... $    27,779,621  $    18,389,220
                                               ===============  ===============
FROM SHARE TRANSACTIONS
(at constant net asset value of $1)

  Shares Purchased............................ $ 2,611,795,994  $ 2,391,380,226
  Dividends Reinvested........................      26,793,106       17,600,081
                                               ---------------  ---------------
  Total.......................................   2,638,589,100    2,408,980,307
  Shares Redeemed.............................  (2,585,548,223)  (2,485,592,551)
                                               ---------------  ---------------
  Increase (Decrease) in Net Assets...........      53,040,877      (76,612,244)

NET ASSETS - Beginning of Year................     524,153,554      600,765,798
                                               ---------------  ---------------
NET ASSETS - End of Year...................... $   577,194,431  $   524,153,554
                                               ===============  ===============

                       See Notes to Financial Statements.

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                                     - 4 -

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                             FINANCIAL HIGHLIGHTS

                                        For the Year Ended December 31,
                                    -------------------------------------------
                                     1995     1994     1993     1992     1991
                                    -------  -------  -------  -------  -------
   Per Share Operating
    Performance:
    Net Asset Value - Beginning of
     Year.........................    $1.00    $1.00    $1.00    $1.00    $1.00
                                    -------  -------  -------  -------  -------
    Net Investment Income.........    0.049    0.033    0.023    0.030    0.053
    Net Realized and Unrealized
     Gains on Securities..........       --       --       --       --       --
                                    -------  -------  -------  -------  -------
    Net Increase in Net Asset
     Value Resulting from
     Operations...................    0.049    0.033    0.023    0.030    0.053
    Dividends to Shareholders.....   (0.049)  (0.033)  (0.023)  (0.030)  (0.053)
    Distributions to Shareholders
     from Net Realized Capital
     Gains........................       --       --       --       --       --
                                    -------  -------  -------  -------  -------
    Net Increase in Net Asset
     Value........................     0.00     0.00     0.00     0.00     0.00
                                    -------  -------  -------  -------  -------
    Net Asset Value - End of Year.    $1.00    $1.00    $1.00    $1.00    $1.00
                                    =======  =======  =======  =======  =======
   Total Investment Return........    5.04%    3.38%    2.37%    3.02%    5.38%

   Ratios to Average Net Assets:
    Expenses......................    0.74%    0.75%    0.75%    0.71%    0.69%
    Net Investment Income.........    4.93%    3.31%    2.32%    3.00%    5.29%

   Supplementary Data:
    Portfolio Turnover Rate.......       --       --       --       --       --
    Number of Shares Outstanding
     at End of Year
     (000's omitted)..............  577,194  524,154  600,766  751,925  796,655



                      See Notes to Financial Statements.





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                                     - 5 -
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                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1995

1. SIGNIFICANT ACCOUNTING POLICIES

Fund for Government Investors, Inc. is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The following is a summary of significant accounting policies which the Fund consistently follows:

    (a) Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

    (b) Investment income is recorded as earned.

    (c) Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

    (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISER AND SHAREHOLDER SERVICING AGENT

Investment advisory and management services are provided by Money Management Associates under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Directors of the Fund are affiliated with Money Management Associates.

Rushmore Trust and Savings, FSB, a majority-owned subsidiary of Money Management Associates, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. Rushmore Trust is paid an administrative fee of 0.25% of average net assets to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses.

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                                     - 6 -
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                          INDEPENDENT AUDITORS' REPORT



The Shareholders and Board of Directors
of Fund for Government Investors, Inc.:

     We have audited the statement of net assets of Fund for Government Investors, Inc. (the Fund) as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the five years in the period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the net assets of Fund for Government Investors, Inc. at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles .



DELOITTE & TOUCHE LLP
Washington, D.C.
January 30, 1996

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                                                                            FUND
                                                                             FOR
                                                                      GOVERNMENT
                                                                       INVESTORS
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               December 31, 1995








                                                [LOGO OF RUSHMORE APPEARS HERE]

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